                                                                   EXHIBIT 10.1


                                THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT


          This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 25, 2003 and is by and among LIBERTY GROUP OPERATING, INC., as Borrower, LIBERTY GROUP PUBLISHING, INC. ("Holdings"), the LENDERS (as defined in the Credit Agreement referred to below) party hereto, CITIBANK, N.A., as Issuing Bank, and CITICORP USA, INC., as Administrative Agent and as Swingline Lender.

                                    RECITALS

     1. The Borrower and Holdings have previously entered into that certain Amended and Restated Credit Agreement dated as of April 18, 2000 with the Lenders from time to time party thereto, CITICORP USA, INC., as Administrative Agent and Swingline Lender, CITIBANK, N.A., as Issuing Bank, DB ALEX. BROWN LLC, as Syndication Agent, WELLS FARGO BANK, N.A., as Documentation Agent, and BANK OF AMERICA, N.A., as Co-Agent, as amended by the First Amendment to the Credit Agreement dated as of May 10, 2001, by the Second Amendment to the Credit Agreement and Limited Waiver dated as of December 14, 2001 and the Third Amendment to Credit Agreement and Limited Waiver and Consent dated as of June 12, 2002 (as so amended, the "Credit Agreement").

     2. The Borrower and Holdings have requested that the Lenders agree to amend certain provisions set forth in the Credit Agreement necessary to permit, among other things, (i) Holdings to incur indebtedness in lieu of the payment of cash interest in respect of the Discount Debentures; and (ii) the issuance of such indebtedness to LG&P (as defined in the Credit Agreement) (or an affiliate) in connection therewith.

     4. The Lenders are willing to agree to such amendments on the terms and conditions set forth herein.

                                    AGREEMENT

                                       I.
                                   DEFINITIONS

     1.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                      II.
                                   AMENDMENTS

     2.1 Amendments to Credit Agreement. As of the Third Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

          2.1.1 The definition of the term "Consolidated Cash Interest Expense" in Section 1.1 of the Credit Agreement is hereby amended by adding a new clause
(iv) to clause (c) thereof to read as follows: "or (iv) interest paid in the form of PIK Notes."

          2.1.2 Section 1.1 of the Credit Agreement is hereby further amended by adding thereto in appropriate alphabetical order the following definitions:

                    "THIRD AMENDMENT" means the Third Amendment to Credit Agreement dated as of July 25, 2003 among the Borrower, Holdings, the Lenders, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent and as Swingline Lender.

                    "THIRD AMENDMENT EFFECTIVE DATE" has the meaning set forth in the Third Amendment."

                    "PIK NOTES" means Indebtedness of Holdings issued in lieu of the payment of cash interest on any Discount Debentures and/or an any such Indebtedness, the terms of which are no less favorable to Holdings than the terms of the Discount Debentures."

          2.1.3 Section 6.1(a)(iii) is hereby amended by adding the following immediately after the words "Discount Debenture Indenture" appearing in such
Section: "and Indebtedness represented by the PIK Notes.

          2.1.4 Section 6.9 is hereby amended by adding a new clause at the end of such Section to read as follows:

                    "and (f) an agreement, on terms and conditions reasonably satisfactory to the Administrative Agent, between an Affiliate and Holdings pursuant to which such Affiliate agrees to accept PIK Notes in lieu of the payment of cash interest otherwise payable on the Discount Debentures held by such Affiliate and the transactions described in such agreement.

                                      III.
                                   [RESERVED]


                                      IV.
                         REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to each Agent, each Lender and the Issuing Bank as follows:

          4.1.1 Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Amendment (and the Credit Agreement as amended hereby) and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material

Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          4.1.2 Such party has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment (and the Credit Agreement as amended hereby).

          4.1.3 The execution, delivery and performance of this Amendment and the performance of each of the Loan Documents as amended hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument governing Material Indebtedness of, or any other material agreement binding upon, any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

          4.1.4 This Amendment has been duly executed and delivered by such party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          4.1.5 After giving effect to this Amendment, no event has occurred and is continuing, or would result from the execution and delivery of this Amendment that would constitute a Default.

          4.1.6 Each of the representations and warranties contained in this Amendment and the Credit Agreement as amended hereby and in each of the other Loan Documents is true and correct in all material respects as if set forth in full herein and made on the date this Amendment becomes effective, except to the extent that any such representation and warranty refers to an earlier date, in which case it was true and correct as of such earlier date.

                                       V.
                           CONDITIONS TO EFFECTIVENESS

          The amendments effected by this Amendment shall become effective on the date (the "Third Amendment Effective Date"), on which (i) Holdings, the Borrower, the Administrative Agent, the Issuing Bank and the Required Term B Lenders and the Required Revolving Lenders shall have executed and delivered this Amendment to the Administrative Agent, and (ii) each other Guarantor shall have executed and delivered the Consent attached hereto to the Administrative Agent.

                                      VI.
                                  MISCELLANEOUS

     6.1 Effect of Amendment; No Waiver.

               (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

               (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents, as in effect immediately prior to the effectiveness of this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein (to the extent that the Lien thereon has not been released pursuant to the terms of the Loan Documents) do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or any Agent under any of the Loan Documents, or constitute a waiver or amendment of any provision of any of the Loan Documents.

     6.2 Expenses. Without limiting any provision of this Amendment or Section
7.2 of the Credit Agreement, each of the Borrower and Holdings jointly and severally agrees to pay promptly all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the reasonable and documented costs and expenses of the Administrative Agent's legal counsel in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the transactions contemplated hereby.

     6.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. The provisions of Sections 9.9(b)-(d) and 9.10 of the Credit Agreement shall apply hereto.

     6.4 Severability. The illegality or unenforceability of any provision of this Amendment, the Credit Agreement (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

     6.5 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment (or the Credit Agreement as amended hereby).

     6.6 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which, when so executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    LIBERTY GROUP OPERATING, INC., as Borrower


                                    By: /s/   Daniel D. Lewis
                                        ----------------------------------------
                                        Name:  Daniel D. Lewis
                                              ----------------------------------
                                        Title: CFO
                                              ----------------------------------


                                    LIBERTY GROUP PUBLISHING, INC., as a
                                    Guarantor


                                    By: /s/   Daniel D. Lewis
                                        ----------------------------------------
                                        Name:  Daniel D. Lewis
                                              ----------------------------------
                                        Title: CFO
                                              ----------------------------------


                                    CITICORP USA, INC., as Administrative Agent,
                                    Swingline Lender and as a Lender


                                    By: /s/ Tammy A. Koch
                                        ----------------------------------------
                                        Name:  Tammy A. Koch
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                    CITIBANK, N.A., as Issuing Bank


                                    By: /s/ (Illegible)
                                        ----------------------------------------
                                        Name:   (Illegible)
                                              ----------------------------------
                                        Title:  VP
                                              ----------------------------------

                                    DB ALEX. BROWN LLC, as Syndication Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    BANKERS TRUST COMPANY, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    WELLS FARGO BANK, N.A., as  Documentation
                                    Agent and as a Lender


                                    By: /s/ Alex Y. Kim
                                        ----------------------------------------
                                        Name:  Alex Y. Kim
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    BANK OF AMERICA, N.A., as Co-Agent and as a Lender


                                    By:  /s/  Marlene M. Tuma
                                        ----------------------------------------
                                        Name:  Marlene M. Tuma
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    BLUE SQUARE FUNDING LTD. SERIES 3, as
                                    a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    JPMORGAN CHASE BANK, as a Lender


                                    By: /s/  David M. Mallett
                                        ----------------------------------------
                                        Name:  David M. Mallett
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,
                                    as a Lender
                                    By: Eaton Vance Management
                                    as Investment Advisor


                                    By: /s/  Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    EATON VANCE PRIME FUND, INC., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    EATON VANCE SENIOR INCOME TRUST, as
                                    a Lender
                                    By: Eaton Vance Management
                                    as Investment Advisor


                                    By: /s/  Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    ELF FUNDING TRUST I, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    EMERALD ORCHARD LIMITED, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION, as a
                                    Lender


                                    By: /s/  Eric J. Swanson
                                        ----------------------------------------
                                        Name:      Eric J. Swanson
                                              ----------------------------------
                                        Title:     Corporate Banking Officer
                                              ----------------------------------

                                    GALAXY CLO 1999-1, LTD., as a Lender


                                    By: SAI INVESTMENT ADVISER, INC.,
                                        its Collateral Manager


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    KZH SOLEIL LLC, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    KZH SOLEIL-2 LLC, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    KZH STERLING LLC, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    MAPLEWOOD (CAYMAN) LIMITED, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE CO, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    MASTER SENIOR FLOATING RATE TRUST, as
                                    a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    MERRILL LYNCH PRIME RATE PORTFOLIO, as
                                    a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as a Lender


                                    By: /s/ Richard H. Ault
                                        ----------------------------------------
                                        Name:  Richard H. Ault
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    OXFORD STRATEGIC INCOME FUND, as a Lender
                                    By: Eaton Vance Management
                                    as Investment Advisor


                                    By: /s/  Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    THE PROVIDENT BANK, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    SUNTRUST BANK, as a Lender


                                    By: /s/ William C. Washburn, Jr.
                                        ----------------------------------------
                                        Name:  William c. Washburn, Jr.
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    VAN KAMPEN CLO I, LIMITED
                                    By: Van Kampen Investment Advisory Corp
                                    As Collateral Manager


                                    By: /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name:  Darvin D. Pierce
                                              ----------------------------------
                                        Title: Executive Director
                                              ----------------------------------

                                    VAN KAMPEN CLO II, LIMITED
                                    By: Van Kampen Investment Advisory Corp
                                    As Collateral Manager


                                    By: /s/  Darvin D. Pierce
                                        ----------------------------------------
                                        Name:  Darvin D. Pierce
                                              ----------------------------------
                                        Title: Executive Director
                                              ----------------------------------

                                    VAN KAMPEN
                                    SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    By: /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name:  Darvin D. Pierce
                                              ----------------------------------
                                        Title: Executive Director
                                              ----------------------------------

                                    VAN KAMPEN SENIOR FLOATING RATE FUND,
                                    as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    VAN KAMPEN SENIOR LOAN FUND
                                    By: Van Kampan Investment Advisory Corp.


                                    By: /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name:  Darvin D. Pierce
                                              ----------------------------------
                                        Title: Executive Director
                                              ----------------------------------

                                    CENTURION CDO II, LTD., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    SEQUILS-CENTURION V, LTD., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    KZH CYPRESSTREE LLC, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    EATON VANCE CDO II, LTD., as a Lender
                                    By: Eaton Vance Management
                                    as Investment Advisor

                                    By: /s/ (Illegible)
                                        ----------------------------------------
                                        Name:  (Illegible)
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    EATON VANCE CDO IV, LTD., as a Lender
                                    By: Eaton Vance Management
                                    as Investment Advisor

                                    By: /s/ (Illegible)
                                        ----------------------------------------
                                        Name:  (Illegible)
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    GRAYSON & CO., as a Lender
                                    By: Boston Management and Research
                                    as Investment Advisor

                                    By: /s/ Payson E. Swaffield
                                        ----------------------------------------
                                        Name:  Payson E. Swaffield
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                     CONSENT

                            DATED AS OF JULY 25, 2003

          The undersigned, in their respective capacities as (i) Guarantors under the Guaranty, Indemnity and Subordination Agreement, (ii) Grantors under, and as defined in, the Pledge and Security Agreements, (iii) Assignors under, and as defined in, the Trademark Collateral Assignment and the Copyright Security Agreement, and (iv) Makers and Payees under, and as defined in, the Subsidiary Notes (as such terms are defined in and under that certain Amended and Restated Credit Agreement dated as of April 18, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among Liberty Group Operating, Inc., a Delaware corporation (the "BORROWER"), Liberty Group Publishing, Inc., a Delaware corporation ("HOLDINGS"), the Lenders party thereto, Citicorp USA, Inc., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Swingline Lender (in such capacity, the "SWINGLINE LENDER"), Citibank, N.A., as Issuing Bank (the "ISSUING BANK"), DB Alex. Brown LLC, as Syndication Agent (the "SYNDICATION AGENT"), Wells Fargo Bank, N.A., as Documentation Agent (the "DOCUMENTATION AGENT"), and Bank of America, N.A., as Co-Agent) (the "CO-AGENT") ), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (a) each of the Guaranty, Indemnity and Subordination Agreement, the Pledge and Security Agreements, the Trademark Collateral Assignment, the Copyright Security Agreement, and each of the Subsidiary Notes, and each of the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, (b) each reference in the Guaranty, Indemnity and Subordination Agreement, the Pledge and Security Agreements, the Trademark Collateral Assignment, the Copyright Security Agreement, the Subsidiary Notes and the other Security Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by the foregoing Amendment, (c) the Guaranty, Indemnity and Subordination Agreement does, and shall continue to, secure the payment and performance of all of the Guaranteed Obligations (as defined in the Guaranty, Indemnity and Subordination Agreement), (d) the Pledge and Security Agreements and all of the Collateral does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as such terms are defined in the Pledge and Security Agreements), (e) the Trademark Collateral Assignment and all of the Trademark Collateral does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as such terms are defined in the Trademark Collateral Assignment), (f) the Copyright Security Agreement and all of the Copyright Collateral described therein does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as defined in the Copyright Security Agreement) and (g) the Subsidiary Notes and all of the Guarantor Collateral (as defined therein) do, and shall continue to, secure the payment of all amounts payable thereunder.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first above written.

                                LIBERTY GROUP ARIZONA HOLDINGS, INC.
                                LIBERTY GROUP ARKANSAS HOLDINGS, INC.
                                LIBERTY GROUP CALIFORNIA HOLDINGS, INC.
                                LIBERTY GROUP IDAHO HOLDINGS, INC.
                                LIBERTY GROUP ILLINOIS HOLDINGS, INC.
                                LIBERTY GROUP IOWA HOLDINGS, INC.
                                LIBERTY GROUP KANSAS HOLDINGS, INC.
                                LIBERTY GROUP LOUISIANA HOLDINGS, INC.
                                LIBERTY GROUP MICHIGAN HOLDINGS, INC.
                                LIBERTY GROUP MINNESOTA HOLDINGS, INC.
                                LIBERTY GROUP MISSOURI HOLDINGS, INC.
                                LIBERTY GROUP NEBRASKA HOLDINGS, INC.
                                LIBERTY GROUP NEVADA HOLDINGS, INC.
                                LIBERTY GROUP NEW YORK HOLDINGS, INC.
                                LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC.
                                LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC.
                                LIBERTY GROUP MANAGEMENT SERVICES, INC.
                                LIBERTY GROUP SUBURBAN NEWSPAPERS, INC.
                                ELKO DAILY FREE PRESS
                                MINERAL DAILY NEWS TRIBUNE, INC. ("WEST
                                VIRGINIA")


                                By: /s/ Daniel D. Lewis
                                    ------------------------------------------
                                    Name:  Daniel D. Lewis
                                           -----------------------------------
                                    Title: CFO, Liberty Group Publishing, Inc.
                                           -----------------------------------
                                [Acting for and on behalf of each of the
                                entities named above]

                                       S-1